Allmerica Financial Services                               Annual Report
---------------------------------------
           DECEMBER 31, 2000
                                                         . The Fulcrum Trust


 The Fulcrum Fund/SM/
     ----------------
            [GRAPHIC]


                                                             [LOGO OF ALLMERICA]

Table of Contents

General Information ...................................................   2

A Letter from the Chairman ............................................   3
The Global Interactive/Telecomm Portfolio .............................   4
The International Growth Portfolio ....................................   5
The Growth Portfolio ..................................................   6
The Value Portfolio ...................................................   7

Financials ............................................................   F-1


For further information, see the accompanying annual report.

See Client Notices on page F-21.

General Information

Officers of First Allmerica Financial Life Insurance Company (FAFLIC) and Allmerica Financial Life Insurance and Annuity Company (AFLIAC)

John F. O'Brien, President, CEO (FAFLIC) and Chairman of the Board (AFLIAC) Richard M. Reilly, President and CEO (AFLIAC)
Edward J. Parry, III, Vice President, CFO and Treasurer
Abigail M. Armstrong, Secretary and Counsel

Investment Manager
Allmerica Financial Investment Management Services, Inc.
440 Lincoln Street, Worcester, MA 01653

General Distributor
Allmerica Investments, Inc.
440 Lincoln Street, Worcester, MA 01653

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street, Boston, MA 02110

Administrator, Custodian, Transfer Agent
Investors Bank & Trust Company
200 Clarendon Street, Boston, MA 02116

Legal Counsel
Shea & Gardner
1800 Massachusetts Avenue, N.W., Washington D.C. 20036

Officers of The Fulcrum Trust
George J. Sullivan, Jr., President
Paul T. Kane, Treasurer
George M. Boyd, Secretary

Board of Trustees of The Fulcrum Trust
George J. Sullivan, Jr. Chairman/1/
Tom N. Dallape/1/
Gordon Holmes/1/

Portfolio Managers
Allmerica Asset Management, Inc.
440 Lincoln Street, Worcester, MA 01653
  The Strategic Income Portfolio

Bee & Associates, Inc.
1225 17th Street, 26th Floor, Denver, CO 80202
  The International Growth Portfolio

GAMCO Investors, Inc.
One Corporate Center, Rye, NY 10570-1434
  The Value Portfolio
  The Global Interactive/Telecomm Portfolio

Analytic Investors, Inc.
700 Flower Street, Suite 2400
Los Angeles, CA 90017
  The Growth Portfolio

/1/ Independent Trustees

A Letter from the Chairman

[PHOTO]

Dear Client:

Volatility plagued both the U.S. and international markets throughout 2000. The Federal Reserve raised interest rates three times in an effort to rein in an accelerating domestic economy. The tech-heavy NASDAQ responded by declining as much as 30%, recovering in June, and collapsing again by as much as 39%. A sell-off in technology stocks effected losses in both the Dow Jones Industrial Average and the S&P 500 Index. By the end of the year, interest rate hikes, higher energy prices, reduced capital investments, and lower corporate earnings culminated in an overall fear of recession. Last year's optimism over "New Economy" stocks diminished as investors retreated from high momentum growth stocks, favoring instead the safety of value investments.

International markets struggled in a similar manner, initially with rising interest rates and the bias toward over-priced stocks and then later with the U.S. technology rout spreading throughout global markets. Bankruptcies increased as capital investments diminished.

In the midst of the stock market tumble, the bond market rallied as it entered the second half of the year with the Federal Reserve deciding to forego further interest rate increases. The budget surplus enhanced the performance of increasingly scarce Treasury bonds while ongoing credit concerns continued to challenge the investment grade and high yield markets. Our Strategic Income Portfolio combined with the Allmerica Investment Trust's Select Investment Grade Income Fund on July 1, 2000. While the resulting new fund has exhibited better long-term performance, it underperformed its benchmark for the year due to its emphasis on the corporate bond sector and its underweight position in the Treasury sector.

Investors were taken back to school in 2000 as the financial laws of gravity created an appreciation for the traditional benefits of diversification and long-term strategic asset allocation. Given the overall decline in momentum investing, our funds performed just as we would have expected in an environment where investors assumed a more defensive posture, renewing their search for earnings at a reasonable price while abandoning the charge for aggressive growth stocks at any price. Our Growth Portfolio underperformed slightly for the year as high debt levels and uneven earnings typical of fast-growing companies plagued even the stocks of larger, more well-known companies that comprise the Portfolio. Similarly, our Global Interactive/Telecom Portfolio underperformed as investors rejected any stocks which they considered to be too highly priced. Prices subsequently declined in technology and multimedia, effectively placing the telecommunications revolution on hold. With the market's overall shift from growth investing to value investing, both the International Growth Portfolio and the Value Portfolio outperformed their respective benchmarks for the year.

We encourage you to continue working with your financial advisor to build and maintain a diversified portfolio. We thank you for your business, and will continue to provide you with the tools that will enable you to fulfill your financial goals.

On behalf of the Board of Trustees,

/s/ George J. Sullivan, Jr.

George J. Sullivan, Jr.
Chairman of the Board
The Fulcrum Trust

The Global Interactive/Telecomm Portfolio

The Fulcrum Global Interactive/Telecom Portfolio returned -26.42% for the year, underperforming its benchmark, the S&P 500 Index, which returned -9.10%.

At the start of 2000, the telecommunications revolution was dominating the equity markets with many multimedia companies meeting or exceeding their earnings expectations in the first quarter. However, during the second quarter investors decided that many of these stocks were too highly priced. Prices declined, with the declines spilling over into the stocks of companies in the related industries of technology and multimedia. Investors favored instead other industries where the valuations of securities, rather than projected growth rates, were rewarded. At the same time, capital in the form of high interest loans and initial public offerings dried up. Even the established communications companies providing local and long distance phone services suffered. The telecommunications revolution was put on hold. Not surprisingly, value stocks performed significantly better than growth stocks during 2000.

The Portfolio's poor performance reflected this shift in sentiment. Nevertheless, over the period the manager ignored short-term commotion and made no major changes in holdings. The focus remained fixed on companies with solid long-term growth potential.

This strategy reflected the manager's belief that wired and wireless telecommunications, cable television, broadcast networks, publishers, and film and television production companies may be the most prized assets in the future global economy.

Looking ahead, it seems that the world is going online and that global demand for high-capacity, high-speed data transmission services, both wired and wireless, should get stronger over the next decade. A new administration could eliminate cross-ownership restrictions. Such developments could favor the innovative and technologically advanced communications companies that lead the industry.

Investment Manager
GAMCO Investors, Inc.

About The Fund
Seeks to make money by investing globally in equity securities of companies that develop, manufacture or sell interactive and/or telecommunications services and products.

                              Portfolio Composition

As of December 31, 2000, the sector allocation of net assets was:

Media-Broadcasting & Publishing          31%
Telephone Systems                        30%
Communications                           12%
Commercial Services                       8%
Entertainment & Leisure                   5%
Other                                    14%


                          Average Annual Total Returns

Years ended December 31, 2000                     1 Year           Life of Fund

The Global Interactive/Telecomm Portfolio         -26.42%           16.50%

S&P 500(R)Index                                    -9.10%           17.86%

                   Growth of a $10,000 Investment Since 1996

                           The Global
                      Interactive/Telecomm             S&P 500
                            Portfolio                   Index
                      --------------------             -------
02/01/1996                   $10,000                   $10,000
06/30/1996                   $ 9,720                   $10,647
12/31/1996                   $10,049                   $11,891
06/30/1997                   $11,526                   $14,342
12/31/1997                   $14,097                   $15,589
06/30/1998                   $17,124                   $18,668
12/31/1998                   $18,364                   $20,392
06/30/1999                   $22,522                   $22,917
12/31/1999                   $28,811                   $24,682
06/30/2000                   $27,048                   $24,579
12/31/2000                   $21,199                   $22,436

The Global Interactive/Telecomm Portfolio is a portfolio of The Fulcrum Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) is a registered trademark of the Standard & Poor's Corporation. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

The International Growth Portfolio


The Fulcrum Trust International Growth Portfolio returned -7.35% for the year, outperforming the MSCI EAFE Small Cap Index, which returned -9.23% for 2000.

The year started with markets strengthening and foreign currencies weakening. The U.S. and European equities markets were strong, and the economies of Latin America and of the Asia-Pacific region, with the exception of Japan, were growing. Soon into 2000, however, technology, media, and telecommunications stocks, led by those tied to the Internet, started falling in the U.S. markets. International markets quickly followed suit. Although these stocks recovered somewhat in the spring, a new decline in June lasted through the fourth quarter. The period witnessed a clear shift from growth investing to value investing, demonstrated by low stock prices and sustained earnings. The year's end was the reverse of its beginning: International markets had weakened and the euro had rebounded.

Within the portfolio, holdings in a specialty chemical company and a dental products company helped performance. The stock of this second company was subsequently sold when it exceeded the price target. Other positive contributors to the Fund were stocks in a manufacturing company and an oil servicing company. Holdings in a manufacturing software company and a motorcycle company were the greatest detractors from the year's performance.

Looking ahead, the euro may strengthen against other major currencies. Although there may be some economic slowdown, the European equity markets may be poised for an increase in economic activity. Many of the factors that benefited the U.S. equities markets during the past decade, for example, corporate restructuring, deregulation, and increased productivity through use of technology, may prove to be equally growth enhancing for the international markets in the coming months.


                          Average Annual Total Returns

Years ended December 31, 2000                   1 Year            Life of Fund

The International Growth Portfolio                -7.35%             3.26%

Morgan Stanley EAFE Small Cap Index               -9.23%            -4.61%


                   Growth of a $10,000 Investment Since 1996

                            The               Morgan Stanley
                   International Growth         Small Cap
                         Portfolio              EAFE Index
                   --------------------       --------------
03/26/1996                $10,000
06/30/1996                $ 7,270
12/31/1996                $10,330                 $10,000
06/30/1997                $10,951                 $10,300
12/31/1997                $ 9,967                 $ 7,536
06/30/1998                $10,613                 $ 8,574
12/31/1998                $ 9,168                 $ 7,946
06/30/1999                $10,675                 $ 8,905
12/31/1999                $12,584                 $ 9,350
06/30/2000                $14,621                 $ 9,859
12/31/2000                $11,659                 $ 8,643


Investment Manager
Bee & Associates, Inc.

About The Fund

Seeks to make money by investing internationally for long-term capital appreciation, primarily in equity securities.

                             Portfolio Composition:

As of December 31, 2000, the country allocation of net assets was:

United Kingdom     21%
Netherlands        19%
Hong Kong           7%
Norway              5%
Spain               5%
Canada              5%
France              5%
Other              33%


The International Growth Portfolio is a portfolio of The Fulcrum Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The MSCI EAFE Small Cap Index is an unmanaged index of international small cap stocks. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

The Growth Portfolio

The Fulcrum Growth Portfolio returned -10.17% for the year, underperforming its benchmark, the Standard and Poor's 500 Index, which returned -9.10%.

Market volatility dominated the first half of the year, which included a severe decline in the technology-heavy NASDAQ index. As the second half progressed, the high debt levels and uneven earnings typical of fast growing companies signaled more risk than reward to investors. Consequently, investors moved into industries such as defense and drugs, which provided more stability and better protection from the effects of an economic slowdown compared with the technology and telecommunications industries.

The Portfolio's underperformance was mostly due to the declining prices of a number of technology and telecommunications stocks held. Because the stock selection method used to manage the portfolio relies on a certain stability in investor preferences, the quick switches between industries over the year made stock selection difficult. One positive strategy was to significantly increase the number of holdings, at the same time maintaining the portfolio's focus on stocks whose prices were supported by strong company financial statements.

The outlook for 2001 includes likely interest rate cuts to counteract slowing growth. The scope of such cuts will depend in part on factors like the unemployment rate and oil and natural gas costs. Any escalation in either of these factors could negatively affect consumers, whose spending has been the engine for nearly a decade's worth of strong economic growth. Volatility will probably continue to plague the markets, and there are many stocks among the S&P 500 whose prices are still high historically. Nevertheless, many companies are forecasting strong growth rates. The probability of strong earnings could be improved if companies find it easier to borrow to fund growth.

Investment Manager
Analytic Investors, Inc.

About The Fund

Seeks to make money by investing primarily in securities selected for their long-term growth prospects.

                              Portfolio Composition

As of December 31, 2000, the sector allocation of net assets was:

Pharmaceuticals                    13%
Computers & Information             7%
Industrial - Diversified            6%
Computer Software & Processing      6%
Telephone Systems                   6%
Financial Services                  5%
Oil & Gas                           5%
Banking                             5%
Other                              47%

                          Average Annual Total Returns

Years ended December 31, 2000                    1 Year          Life of Fund

The Growth Portfolio                            -10.17%              5.40%

S&P 500(R) Index                                 -9.10%             17.86%


                   Growth of a $10,000 Investment Since 1996


                     The Growth Portfolio        S&P 500 Index
                     --------------------        -------------
02/01/1996                  $10,000                 $10,000
06/30/1996                  $ 9,410                 $10,647
12/31/1996                  $10,840                 $11,891
06/30/1997                  $12,160                 $14,342
12/31/1997                  $11,950                 $15,859
06/30/1998                  $11,970                 $18,668
12/31/1998                  $12,010                 $20,392
06/30/1999                  $13,870                 $22,917
12/31/1999                  $14,420                 $24,682
06/30/2000                  $13,985                 $24,579
12/31/2000                  $12,954                 $22,436

The Growth Portfolio is a portfolio of The Fulcrum Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) is a registered trademark of the Standard & Poor's Corporation. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

The Value Portfolio


The Fulcrum Value Portfolio returned 28.67% for the year, significantly outperforming its benchmark, the S&P 500 Index, which returned -9.10%.

The year began with a high, but unsustainable, growth rate of nearly 5%. During the first two quarters the Federal Reserve continued raising interest rates to forestall inflation, but by June the series of rate increases had contributed to an economic slowdown. High oil prices also helped slow growth. By November, rising commodity prices, a weak euro, and virtually no credit available helped push down stock prices even further. Indications of an imminent interest rate cut led to a brief, transient upturn, with the equities markets in significant decline for the year.

Overall, there were no material changes in the Portfolio's holdings. Contributing to the positive performance were holdings in consumer product companies and in small industrial companies supplying the oil exploration industry. To a lesser extent, the stocks of companies providing basic ingredients to food companies also boosted performance. On the other hand, stocks of "nutraceutical" companies, which sell herbal, supplementary, and vitamin products, detracted from returns.

Looking ahead, the impact of higher oil prices on consumer spending should lessen by mid-year when the economy could show some signs of improvement. Such a scenario would favor earnings growth of small companies, many of which are likely to overtake larger companies. The stocks of these relatively small but growing companies are often undervalued, providing the kinds of opportunities the manager seeks for the Portfolio.

                          Average Annual Total Returns

Years ended December 31, 2000                  1 Year          Life of Fund

The Value Portfolio                            28.67%             18.23%

S&P 500(R) Index                               -9.10%             17.86%


                   Growth of a $10,000 Investment Since 1996

                      The Value Portfolio          S&P 500 Index
                      -------------------          -------------
02/01/1996                  $10,000                   $10,000
06/30/1996                  $10,840                   $10,647
12/31/1996                  $11,513                   $11,891
06/30/1997                  $13,259                   $14,342
12/31/1997                  $15,236                   $15,859
06/30/1998                  $16,941                   $18,668
12/31/1998                  $16,377                   $20,392
06/30/1999                  $17,697                   $22,917
12/31/1999                  $17,716                   $24,682
06/30/2000                  $20,438                   $24,579
12/31/2000                  $22,795                   $22,436

Investment Manager
GAMCO Investors, Inc.

About The Fund
Seeks to make money by investing in companies that are believed to be undervalued and may achieve significant capital appreciation.

                             Portfolio Composition:

As of December 31, 2000, the sector allocation of net assets was:

Beverages, Food & Tobacco             20%
Commercial Services                   10%
Forest Products & Paper                9%
Heavy Machinery                        9%
Electric Utilities                     7%
Automotive                             6%
Media - Broadcasting & Publishing      4%
Other                                 35%


The Value Portfolio is a portfolio of The Fulcrum Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) is a registered trademark of the Standard & Poor's Corporation. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

                   The Global Interactive/Telecomm Portfolio

                  PORTFOLIO OF INVESTMENTS . December 31, 2000
--------------------------------------------------------------------------------

                                                        Value
  Shares                                              (Note 2)
---------------------------------------------------------------
 COMMON STOCKS - 99.9%
         Advertising - 0.6%
   3,500 Ackerley Group, Inc.                        $   31,500
                                                     ----------
         Commercial Services - 7.8%
  11,000 Cendant Corp.*                                 105,875
   3,000 Moody's Corp.                                   77,062
   6,000 Unitedglobalcom, Inc. Class A*                  81,750
   1,000 Vivendi Universal SA*                           65,824
     800 Vivendi Universal SP ADR                        52,250
                                                     ----------
                                                        382,761
                                                     ----------
         Communications - 11.9%
   1,500 American Tower Corporation, Class A*            56,812
  21,000 CoreComm, Ltd.*                                104,015
   2,000 Leap Wireless International, Inc.*              50,000
   2,000 Nextel Communications, Inc., Class A*           49,500
   3,000 NTL, Inc.*                                      71,812
   9,000 Paxson Communications Corp.*                   107,437
  11,000 Telecom Italia Mobile SPA                       87,782
     500 Telecom Italia SPA-Sp ADR                       55,156
                                                     ----------
                                                        582,514
                                                     ----------
         Computer Software & Processing - 0.4%
  25,000 Pacific Century Cyberworks                      16,188
     344 Pacific Century Cyberworks, Ltd. ADR             2,107
                                                     ----------
                                                         18,295
                                                     ----------
         Electric Utilities - 0.4%
   1,500 Citizens Utilities Co., Class B*                19,687
                                                     ----------
         Electronics - 2.4%
   1,629 Gemstar-TV Guide International, Inc.*           75,138
   2,000 PubliCARD, Inc.*                                 3,250
     600 Sony Corp. ADR                                  41,850
                                                     ----------
                                                        120,238
                                                     ----------
         Entertainment & Leisure - 4.8%
   5,000 Blockbuster Inc., Class A                       41,875
   4,000 EMI Group, Plc                                  32,908
   5,000 Gaylord Entertainment Co.*                     104,375
   2,000 Walt Disney Co.                                 57,875
                                                     ----------
                                                        237,033
                                                     ----------
         Insurance - 2.9%
   3,500 The Liberty Corp.                              142,406
                                                     ----------
         Lodging - 3.1%
   2,000 Aztar Corp.*                                    25,875
  20,000 Hilton Group, Plc                               62,524
   6,000 Hilton Hotels Corp.                             63,000
                                                     ----------
                                                        151,399
                                                     ----------
         Media - Broadcasting & Publishing - 31.1%
   2,000 Acme Communications, Inc.*                      18,250
     200 BHC Communications, Inc., Class A               25,850
   2,500 Cablevision Systems Corp.*                     212,344
   2,000 Fisher Companies, Inc.                         110,000
  18,000 Granite Broadcasting Corp.*                     18,000

                                                             Value
  Shares                                                   (Note 2)
--------------------------------------------------------------------
         Media - Broadcasting & Publishing (continued)
   8,000 Gray Communications Systems, Inc., Class B       $  117,500
   5,000 Holdingmaatschappij De Telegraaf NV                 101,395
   4,500 Lee Enterprises, Inc.                               134,156
   3,000 Media General, Inc., Class A                        109,200
   1,000 Meredith Corp.                                       32,187
   3,000 NBC Internet, Inc., Class A*                         10,500
   5,000 Price Communications Corp.*                          84,062
   2,000 Pulitzer, Inc.                                       93,700
   1,000 Rogers Communications, Inc., Class B                 17,000
   8,000 Salem Communications Corp., Class A*                119,500
     280 Seat Paginne Gialle S.p.A.                              625
   5,500 Spanish Broadcasting System, Inc., Class A*          27,500
   1,500 The McClatchy Company, Class A                       63,937
   1,000 Time Warner, Inc.                                    52,240
   3,000 USA Networks, Inc.*                                  58,313
   1,500 Viacom, Inc., Class A*                               70,500
   1,500 Young Broadcasting, Inc., Class A*                   50,227
                                                          ----------
                                                           1,526,986
                                                          ----------
         Oil & Gas - 1.1%
   2,000 MCN Energy Group, Inc.                               55,375
                                                          ----------
         Retailers - 1.1%
   8,000 Lillian Vernon Corp.                                 56,000
                                                          ----------
         Telephone Systems - 29.8%
   1,500 360networks, Inc.*                                   19,125
  17,000 AT&T Corp. - Liberty Media Group, Class A*          230,563
   1,000 AT&T Wireless Group*                                 17,313
   2,500 Cable & Wireless, Plc ADR                            99,688
   2,500 CenturyTel, Inc.                                     89,375
   1,000 Cia de Telecomunicaciones de Chile SA, ADR*          13,188
   5,000 Commonwealth Telephone Enterprises, Inc.*           175,000
  10,000 Loral Space & Communications, Ltd.*                  31,875
   1,000 Microcell Telecommunications, Inc.*                  19,000
       5 NTT Mobile Communications Network, Inc.              86,192
   5,000 Rogers Wireless Communications, Inc., Class B*       88,438
   1,090 SK Telecom Co., Ltd. ADR                             25,683
   2,500 Sprint Corp. (PCS Group)*                            51,094
   4,000 Swisscom AG ADR                                     102,500
     750 Telefonica SA, ADR*                                  37,500
   1,400 Telephone and Data Systems, Inc.                    126,000
   4,000 Teligent, Inc.*                                       7,750
   2,000 Telus Corp.                                          51,875
   1,200 Viatel, Inc.*                                         4,463
     500 Vimpel-Communications ADR*                            7,438
   1,800 VoiceStream Wireless Corp.*                         181,125
                                                          ----------
                                                           1,465,185
                                                          ----------
         Water Companies - 2.5%
   1,200 SJW Corp.                                           122,400
                                                          ----------
         Total Common Stocks                               4,911,779
                                                          ----------
         (Cost $5,631,033)

                       See Notes to Financial Statements.
--------------------------------------------

                   The Global Interactive/Telecomm Portfolio

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                                                     Value
  Shares                                           (Note 2)
-------------------------------------------------------------
 CONVERTIBLE PREFERRED STOCKS - 2.2%
         Electric Utilities - 2.2%
   2,000 Citizens Utilities Co., 5.00%, 1/15/23   $  106,000
                                                  ----------
         Total Convertible Preferred Stocks          106,000
                                                  ----------
         (Cost $105,850)
 Total Investments - 102.1%                        5,017,779
                                                  ----------
 (Cost $5,736,883)
 Net Other Assets and Liabilities - (2.1)%          (103,123)
                                                  ----------
 Total Net Assets - 100.0%                        $4,914,656
                                                  ==========

------------------
*   Non-income producing security.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2000, the aggregate cost of investment securities for tax pur-poses was $5,777,990. Net unrealized appreciation (depreciation) aggregated $(760,211), of which $499,516 related to appreciated investment securities and $(1,259,727) related to depreciated investment securities.

For the period ended December 31, 2000, the Portfolio has elected to defer $83,419 of capital losses attributable to Post-October losses.

Distributions from long-term capital gains for the year ended December 31, 2000 were $1,412,958.

OTHER INFORMATION
For the year ended December 31, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $5,658,758 and $5,508,765 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                       The International Growth Portfolio

                  PORTFOLIO OF INVESTMENTS . December 31, 2000
--------------------------------------------------------------------------------

                                             Value
  Shares                                   (Note 2)
----------------------------------------------------
 COMMON STOCKS - 92.5%
         Canada - 5.1%
   9,100 Danier Leather, Inc.             $   66,742
   5,330 Shermag, Inc.                        23,100
                                          ----------
                                              89,842
                                          ----------
         Finland - 2.2%
   1,400 Vaisala Oyj                          38,781
                                          ----------
         France - 5.2%
   7,000 Lectra Systemes*                     91,628
                                          ----------
         Hong Kong - 6.8%
 203,000 Hung Hing Printing Group, Ltd.       79,386
 260,937 Lung Kee (Bermuda) Holdings          42,156
                                          ----------
                                             121,542
                                          ----------
         Israel - 3.8%
   1,800 Orbotech, Ltd.                       67,162
                                          ----------
         Italy - 4.2%
  41,300 Ducati Motor Holding SpA*            75,157
                                          ----------
         Japan - 3.4%
   4,200 Yamaichi Electronics Co., Ltd.       61,082
                                          ----------
         Mexico - 3.3%
 137,999 Nadro SA, Class B                    58,876
                                          ----------
         Netherlands - 18.7%
   1,580 Draka Holding NV                     85,160
   3,100 Hunter Douglas NV                    84,998

                                        Value
  Shares                              (Note 2)
-----------------------------------------------
         Netherlands (continued)
   7,000 Toolex International NV     $   79,533
   2,800 Van Melle NV                    83,477
                                     ----------
                                        333,168
                                     ----------
         Norway - 5.1%
   5,800 ProSafe ASA*                    89,674
                                     ----------
         Spain - 5.1%
   5,448 Cortefiel, S.A.                 90,547
                                     ----------
         Sweden - 4.5%
   5,500 Hoganas AB, Class B             80,745
                                     ----------
         Switzerland - 4.4%
     275 Geberit International AG        77,388
                                     ----------
         United Kingdom - 20.7%
  49,000 Britax International, Plc       79,158
   4,600 ESC Medical Systems, Ltd.       55,488
 110,000 McBride, Plc                   105,304
  32,400 Photobition Group, Plc          48,464
  16,100 Victrex, Plc                    79,472
                                     ----------
                                        367,886
                                     ----------
         Total Common Stocks          1,643,478
                                     ----------
         (Cost $1,797,715)
 Total Investments - 92.5%            1,643,478
                                     ----------
 (Cost $1,797,715)
 Net Other Assets and Liabilities -
  7.5%                                  133,992
                                     ----------
 Total Net Assets - 100.0%           $1,777,470
                                     ==========

------------------
*Non-income producing security.
FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2000, the aggregate cost on investment securities for tax pur-poses was $1,797,715. Net unrealized appreciation (depreciation) aggregated $(154,237), of which $197,104 related to appreciated investment securities and $(351,341) related to depreciated investment securities.

For the period ended December 31, 2000, the Portfolio has elected to defer $189,476 of capital losses attributable to Post-October losses.

Distributions from long-term capital gains for the year ended December 31, 2000 were $31,347.

OTHER INFORMATION
For the year ended December 31, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $1,415,766 and $2,613,749 of non-governmental issuers, respectively.


Industry Concentration of Common Stocks
as a Percntageeof Net Assets (Unaudited):

Electrical Equipment         8.2%
Industrial - Diversified     6.8
Home Construction,
 Furnishings & Appliances    6.1
Electronics                  6.0
Household Products           5.9
Computer Software &
 Processing                  5.2
Commercial Services          5.1
Oil & Gas                    5.0
Beverages, Food & Tobacco    4.7
Chemicals                    4.5
Forest Products & Paper      4.5
Heavy Machinery              4.5
Metals                       4.5
Building Materials           4.4
Automotive                   4.2
Retailers                    3.8
Pharmaceuticals              3.3
Medical Supplies             3.1
Advertising                  2.7
Net Other Assets and
 Liabilities                 7.5
                           -----
Total                      100.0%
                           =====

                       See Notes to Financial Statements.
--------------------------------------------

                              The Growth Portfolio

                  PORTFOLIO OF INVESTMENTS . December 31, 2000
--------------------------------------------------------------------------------

                                                    Value
  Shares                                          (Note 2)
-----------------------------------------------------------
 COMMON STOCKS - 95.8%
         Aerospace & Defense - 2.3%
   1,027 Boeing Co.                              $   67,782
                                                 ----------
         Apparel Retailers - 0.1%
     103 Limited, Inc.                                1,757
                                                 ----------
         Automotive - 0.4%
     200 Goodrich (B.F.) Co.                          7,275
     275 Visteon Corp.                                3,162
                                                 ----------
                                                     10,437
                                                 ----------
         Banking - 5.4%
   1,802 Bank of America Corp.                       82,667
     114 Bank of New York Co., Inc.                   6,291
     305 Chase Manhattan Corp.                       13,858
   1,485 FleetBoston Financial Corp.                 55,780
                                                 ----------
                                                    158,596
                                                 ----------
         Beverages, Food & Tobacco - 4.4%
   1,933 Archer-Daniels-Midland Co.                  28,995
   1,205 Conagra, Inc.                               31,330
   1,095 General Mills, Inc.                         48,796
     490 Philip Morris Cos., Inc.                    21,560
                                                 ----------
                                                    130,681
                                                 ----------
         Building Materials - 0.8%
     520 Home Depot, Inc.                            23,758
                                                 ----------
         Commercial Services - 2.7%
     515 Automatic Data Processing, Inc.             32,606
     280 Convergys Corp.*                            12,687
   1,197 Equifax, Inc.                               34,339
                                                 ----------
                                                     79,632
                                                 ----------
         Communications - 1.3%
     146 Andrew Corp.*                                3,175
     230 Network Appliance, Inc.*                    14,763
     580 Nortel Networks Corp.                       18,596
      30 Scientific Atlanta, Inc.                       977
                                                 ----------
                                                     37,511
                                                 ----------
         Computer Software & Processing - 5.7%
     545 America Online, Inc.*                       18,966
     264 Cabletron Systems, Inc.*                     3,976
     867 Microsoft Corp.*                            37,606
   2,445 Oracle Corp.*                               71,058
     144 PeopleSoft, Inc.*                            5,355
     710 Sun Microsystems, Inc.*                     19,791
     150 VERITAS Software Corp.*                     13,125
                                                 ----------
                                                    169,877
                                                 ----------
         Computers & Information - 7.4%
   1,105 Cisco Systems, Inc.*                        42,266
   1,150 Compaq Computer Corp.                       17,307
   1,265 Dell Computer Corp.*                        22,058
     100 EMC Corp.*                                   6,650
     889 Hewlett-Packard Co.                         28,059

                                                                 Value
  Shares                                                       (Note 2)
------------------------------------------------------------------------
         Computers & Information (continued)
     969 International Business Machines Corp.                $   82,365
     315 Siebel Systems, Inc.*                                    21,302
                                                              ----------
                                                                 220,007
                                                              ----------
         Cosmetics & Personal Care - 2.0%
     745 Procter & Gamble Co.                                     58,436
                                                              ----------
         Electric Utilities - 4.4%
     485 AES Corp.*                                               26,857
     787 Dominion Resources, Inc.                                 52,729
   1,174 Reliant Energy, Inc.                                     50,849
                                                              ----------
                                                                 130,435
                                                              ----------
         Electrical Equipment - 1.4%
   1,170 American Power Conversion Corp.*                         14,479
     208 Eastman Kodak Co.                                         8,190
     240 Emerson Electric Co.                                     18,915
                                                              ----------
                                                                  41,584
                                                              ----------
         Electronics - 4.4%
     605 Advanced Micro Devices*                                   8,357
     330 Analog Devices, Inc.*                                    16,892
      65 Broadcom Corp.*                                           5,460
   2,893 Intel Corp.                                              86,971
     191 LSI Logic Corp.*                                          3,264
      62 Molex, Inc.                                               2,201
     180 Motorola, Inc.                                            3,645
      65 Novellus Systems, Inc.*                                   2,336
                                                              ----------
                                                                 129,126
                                                              ----------
         Entertainment & Leisure - 1.8%
   1,800 Walt Disney Co.                                          52,088
                                                              ----------
         Financial Services - 4.9%
   2,125 Citigroup, Inc.                                         108,508
     360 Fannie Mae                                               31,230
      35 Morgan (J.P.) & Co., Inc.                                 5,792
                                                              ----------
                                                                 145,530
                                                              ----------
         Forest Products & Paper - 3.4%
     612 Bemis Co.                                                20,540
   1,148 Kimberly-Clark Corp.                                     81,152
                                                              ----------
                                                                 101,692
                                                              ----------
         Health Care Providers - 0.4%
      92 Wellpoint Health Networks, Inc.*                         10,603
                                                              ----------
         Heavy Construction - 0.1%
      60 Kaufman and Broad Home Corp.                              2,021
                                                              ----------
         Home Construction, Furnishings & Appliances - 0.5%
     280 Centex Corp.                                             10,518
     119 Pulte Corp.                                               5,020
                                                              ----------
                                                                  15,538
                                                              ----------
         Household Products - 0.3%
     174 Illinois Tool Works, Inc.                                10,364
                                                              ----------

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                              The Growth Portfolio

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                                                       Value
  Shares                                             (Note 2)
--------------------------------------------------------------
         Industrial - Diversified - 5.5%
   3,407 General Electric Co.                       $  163,323
                                                    ----------
         Insurance - 2.4%
     325 Loews Corp.                                    33,658
     330 MGIC Investment Corp.                          22,254
     225 Torchmark Corp.                                 8,648
     104 Unitedhealth Group, Inc.                        6,383
                                                    ----------
                                                        70,943
                                                    ----------
         Media - Broadcasting & Publishing - 1.7%
     599 McGraw-Hill Cos., Inc.                         35,116
     305 Time Warner, Inc.                              15,933
                                                    ----------
                                                        51,049
                                                    ----------
         Medical Supplies - 1.0%
     232 Boston Scientific Corp.*                        3,176
     450 Medtronic, Inc.                                27,169
                                                    ----------
                                                        30,345
                                                    ----------
         Metals - 0.6%
   1,155 Barrick Gold Corp.                             18,919
                                                    ----------
         Oil & Gas - 5.2%
      35 Anadarko Petroleum Corp.                        2,488
     230 Ashland, Inc.                                   8,255
     520 Chevron Corp.                                  43,908
     138 Conoco, Inc., Class B                           3,993
     305 Devon Energy Corp.                             18,596
     631 Rowan Cos., Inc.*                              17,037
     895 Sunoco, Inc.                                   30,150
   1,020 USX-Marathon Group                             28,305
                                                    ----------
                                                       152,732
                                                    ----------
         Pharmaceuticals - 12.8%
     435 Abbott Laboratories                            21,070
     500 Bristol-Myers Squibb Co.                       36,969
     840 Johnson & Johnson                              88,253
     745 Lilly (Eli) & Co.                              69,332
     878 Merck & Co., Inc.                              82,203
   1,665 Pfizer, Inc.                                   76,590
     109 Sigma Aldrich Corp.                             4,285
                                                    ----------
                                                       378,702
                                                    ----------
         Restaurants - 2.5%
  15,375 Smith & Wollensky Restaurant Group(a)(b)       74,184
                                                    ----------

                                                        Value
  Shares                                              (Note 2)
---------------------------------------------------------------
         Retailers - 3.8%
     775 AutoZone, Inc.*                             $   22,088
   1,046 May Department Stores Co.                       34,257
   1,406 Sears Roebuck & Co.                             48,859
     126 Wal-Mart Stores, Inc.                            6,694
                                                     ----------
                                                        111,898
                                                     ----------
         Telephone Systems - 6.1%
   1,763 BellSouth Corp.                                 72,173
     618 Qwest Communications International, Inc.*       25,338
   1,544 SBC Communications, Inc.                        73,726
     199 Verizon Communications                           9,975
                                                     ----------
                                                        181,212
                                                     ----------
         Textiles, Clothing & Fabrics - 0.1%
      57 Liz Claiborne, Inc.                              2,373
                                                     ----------
         Total Common Stocks                          2,833,135
                                                     ----------
         (Cost $2,986,708)
     Par
   Value
 -------
 U.S. GOVERNMENT OBLIGATION (d) - 1.8%
         U.S. Treasury Bills - 1.8%
 $55,000 6.00%, 04/19/01 (c)                             54,010
                                                     ----------
         Total U.S. Government Obligation                54,010
                                                     ----------
         (Cost $54,010)
 Total Investments - 97.6%                            2,887,145
                                                     ----------
 (Cost $3,040,718)
 Net Other Assets and Liabilities - 2.4%                 70,674
                                                     ----------
 Total Net Assets - 100.0%                           $2,957,819
                                                     ==========

------------------
*   Non-income producing security.
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registra-tion, to qualified institutional buyers. At December 31, 2000, these secu-rities amounted to $74,184 or 2.5% of net assets.
(b) Security is valued by management (Note 1).
(c) Security has been deposited as initial margin on futures contracts. At December 31, 2000, the Portfolio's open futures contracts were as follows:

Number of
Contracts      Contract         Expiration         Aggregate          Market Value at
Purchased        Type              Date              Cost            December 31, 2000
---------      --------         ----------         ---------         -----------------
   5           S&P 500          March 2001         $341,525              $333,750
                                                   ========              ========

(d) Effective yield at time of purchase.

                       See Notes to Financial Statements.
--------------------------------------------

                              The Growth Portfolio

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2000, the aggregate cost of investment securities for tax pur-poses was $3,071,735. Net unrealized appreciation (depreciation) aggregated $(184,590), of which $219,193 related to appreciated investment securities and $(403,783) related to depreciated investment securities.

For the period ended December 31, 2000, the Portfolio has elected to defer $114,816 of capital losses attributable to Post-October losses.

Distributions from long-term capital gains for the year ended December 31, 2000 were $65,836.

OTHER INFORMATION
For the year ended December 31, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $8,749,122 and $9,883,890 of non-governmental issuers, respectively.


                       See Notes to Financial Statements.
                         ------------------------------------------------------

                              The Value Portfolio

                  PORTFOLIO OF INVESTMENTS . December 31, 2000
--------------------------------------------------------------------------------

                                                    Value
  Shares                                          (Note 2)
-----------------------------------------------------------
 COMMON STOCKS - 100.1%
         Advertising - 0.4%
   3,000 Ackerley Group, Inc.                    $   27,000
                                                 ----------
         Aerospace & Defense - 2.9%
   2,500 Sequa Corp., Class B*                      139,375
  15,000 The Fairchild Corp., Class A*               82,500
                                                 ----------
                                                    221,875
                                                 ----------
         Automotive - 5.7%
   2,000 ArvinMeritor, Inc.                          22,750
  10,000 AutoNation, Inc.*                           60,000
   3,000 Borg-Warner Automotive, Inc.               120,000
   2,000 Dana Corp.                                  30,625
  20,000 Earl Scheib, Inc.*                          48,750
   5,000 Navistar International Corp.*              130,937
   1,000 Standard Motor Products, Inc.                7,375
   4,000 Tenneco Automotive, Inc.                    12,000
                                                 ----------
                                                    432,437
                                                 ----------
         Beverages, Food & Tobacco - 19.8%
   5,000 Archer-Daniels-Midland Co.                  75,000
  10,000 Corn Products International, Inc.          290,625
  12,000 Flowers Industries, Inc.                   189,000
   5,000 H.J. Heinz Co.                             237,187
   5,000 Hercules, Inc.                              95,312
   6,500 Keebler Food Co.                           269,344
   4,000 Kellogg Co.                                105,000
  25,000 PepsiAmericas Cos.(a)                            0
   2,000 Ralston Purina Group                        52,250
   1,000 The J.M. Smucker Co.                        27,950
   3,000 The Topps Co., Inc.*                        27,562
  25,000 Weider Nutrition International, Inc.        53,125
   5,108 Whitman Corp.                               83,635
                                                 ----------
                                                  1,505,990
                                                 ----------
         Chemicals - 1.9%
   3,000 Ferro Corp.                                 69,000
   2,000 Hawkins Chemical, Inc.                      16,750
   3,000 Quaker Chemical Corp.                       56,437
                                                 ----------
                                                    142,187
                                                 ----------
         Commercial Services - 10.4%
   2,000 Aaron Rents, Inc., Class A                  26,875
   3,000 Allied Waste Industries, Inc.*              43,687
   2,160 Invitrogen Corp.*                          186,570
   6,000 Newport News Shipbuilding, Inc.            312,000
   3,000 Republic Services, Inc.*                    51,562
   8,500 Rollins, Inc.                              170,531
                                                 ----------
                                                    791,225
                                                 ----------
         Communications - 0.7%
   2,000 Allen Telecom, Inc.*                        35,875
   4,000 CoreComm, Ltd.*                             19,812
                                                 ----------
                                                     55,687
                                                 ----------
         Computer Software & Processing - 1.0%
  15,000 Genuity, Inc.*                              75,937
                                                 ----------

                                                       Value
  Shares                                             (Note 2)
--------------------------------------------------------------
         Cosmetics & Personal Care - 0.7%
   2,000 International Flavors & Fragrances, Inc.   $   40,625
   8,000 Twinlab Corp.*                                 13,500
                                                    ----------
                                                        54,125
                                                    ----------
         Electric Utilities - 6.9%
   3,000 Bangor Hydro-Electric Co.                      77,062
   6,000 Citizens Utilities Co., Class B*               78,750
  10,000 El Paso Electric Co.*                         132,000
   3,000 GPU, Inc.                                     110,438
   5,000 Northeast Utilities                           121,250
   2,000 Progress Energy, Inc.(a)                            0
                                                    ----------
                                                       519,500
                                                    ----------
         Electrical Equipment - 3.1%
   4,000 AMETEK, Inc.                                  103,750
   5,000 Thomas & Betts Corp.                           80,938
   5,000 UCAR International, Inc.*                      48,750
                                                    ----------
                                                       233,438
                                                    ----------
         Entertainment & Leisure - 2.0%
   6,000 Gaylord Entertainment Co.*                    125,250
  15,000 GC Companies, Inc.*                            30,000
                                                    ----------
                                                       155,250
                                                    ----------
         Food Retailers - 1.3%
  10,000 Ingles Markets, Inc., Class A                 100,625
                                                    ----------
         Forest Products & Paper - 8.5%
   5,000 Greif Bros. Corp.                             142,500
   5,000 Nashua Corp.                                   22,200
  20,000 Pactiv Corp.*                                 247,500
   5,000 Willamette Industries, Inc.                   234,688
                                                    ----------
                                                       646,888
                                                    ----------
         Heavy Machinery - 9.1%
   3,000 Ampco-Pittsburgh Corp.                         36,000
  20,000 Baldwin Technology Co., Class A*               30,000
  10,000 Fedders Corp.                                  46,250
   2,000 Fedders Corp., Class A                          8,375
  20,000 Federal-Mogul Corp.                            46,250
   7,500 Flowserve Corp.*                              160,313
  10,000 Gerber Scientific, Inc.                        85,625
   2,000 IDEX Corp.                                     66,250
   1,000 Modine Manufacturing Co.                       20,750
   3,500 SPS Technologies, Inc.*                       191,844
                                                    ----------
                                                       691,657
                                                    ----------
         Industrial - Diversified - 0.1%
   1,600 Harbor Global Company, Ltd.*                    8,000
                                                    ----------
         Insurance - 3.4%
   2,500 Argonaut Group, Inc.                           52,500
   5,000 The Liberty Corp.                             203,438
                                                    ----------
                                                       255,938
                                                    ----------

                       See Notes to Financial Statements.
--------------------------------------------

                              The Value Portfolio

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                                                         Value
  Shares                                               (Note 2)
----------------------------------------------------------------
         Lodging - 3.5%
   4,000 Aztar Corp.*                                 $   51,750
  20,000 Hilton Hotels Corp.                             210,000
   3,000 Trump Hotels & Casino Resorts, Inc.*              5,813
                                                      ----------
                                                         267,563
                                                      ----------
         Media - Broadcasting & Publishing - 3.7%
  10,000 Gray Communications Systems, Inc., Class B      146,875
   2,000 Lee Enterprises, Inc.                            59,625
   2,000 Media General, Inc., Class A                     72,800
                                                      ----------
                                                         279,300
                                                      ----------
         Metals - 3.4%
   4,000 CIRCOR International, Inc.                       40,000
   2,000 Crane Co.                                        56,875
   1,000 Curtiss-Wright Corp.                             46,500
   8,000 Watts Industries, Inc., Class A                 111,000
                                                      ----------
                                                         254,375
                                                      ----------
         Oil & Gas - 2.5%
   2,000 MCN Energy Group, Inc.                           55,375
   6,000 Southwest Gas Corp.                             131,250
                                                      ----------
                                                         186,625
                                                      ----------
         Pharmaceuticals - 1.1%
   2,500 Carter-Wallace, Inc.                             83,438
                                                      ----------
         Retailers - 3.6%
   1,000 Harcourt General, Inc.                           57,200
  12,000 Lillian Vernon Corp.                             84,000
   4,000 Neiman Marcus Group, Inc., Class B*             132,500
                                                      ----------
                                                         273,700
                                                      ----------

                                                         Value
  Shares                                               (Note 2)
-----------------------------------------------------------------
         Telephone Systems - 1.0%
   3,000 AT&T Corp.                                   $   51,938
   2,000 AT&T Corp. - Liberty Media Group, Class A*       27,125
                                                      ----------
                                                          79,063
                                                      ----------
         Textiles, Clothing & Fabrics - 0.5%
   2,500 Wolverine World Wide, Inc.                       38,125
                                                      ----------
         Transportation - 1.8%
   3,000 ANC Rental Corp.*                                10,500
   3,000 Avis Rent A Car, Inc.*                           97,688
     500 GATX Corp.                                       24,938
                                                      ----------
                                                         133,126
                                                      ----------
         Water Companies - 1.1%
  10,000 Azurix Corp.*                                    81,875
                                                      ----------
         Total Common Stocks                           7,594,949
                                                      ----------
         (Cost $7,794,742)
 Total Investments - 100.1%                            7,594,949
                                                      ----------
 (Cost $7,794,742)
 Net Other Assets and Liabilities - (0.1)%                (6,551)
                                                      ----------
 Total Net Assets - 100.0%                            $7,588,398
                                                      ==========

------------------
*   Non-income producing security.
(a) Contingent Value Obligation

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2000, the aggregate cost of investment securities for tax pur-poses was $7,854,479. Net unrealized appreciation (depreciation) aggregated $(259,530), of which $713,622 related to appreciated investment securities and $(973,152) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 2000 were $1,934,464.

OTHER INFORMATION
For the year ended December 31, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $7,241,370 and $5,746,620 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               The Fulcrum Trust

            STATEMENTS OF ASSETS AND LIABILITIES . December 31, 2000
--------------------------------------------------------------------------------

                             Global
                          Interactive/  International
                            Telecomm       Growth       Growth        Value
                           Portfolio      Portfolio    Portfolio    Portfolio
-------------------------------------------------------------------------------
ASSETS:
Investments:
 Investments at cost....   $ 5,736,883   $ 1,797,715  $ 3,040,718  $ 7,794,742
 Net unrealized
  depreciation..........     (719,104)      (154,237)    (153,573)    (199,793)
                          -----------    -----------  -----------  -----------
 Total investments at
  value.................    5,017,779      1,643,478    2,887,145    7,594,949
Cash and foreign
 currency *.............           --        135,027       98,965       57,940
Receivable for
 investments sold.......           --         58,748           --           --
Interest and dividend
 receivables............        2,589          8,563        3,482        9,127
Receivable for expense
 reimbursement..........        3,557          5,485        5,858        4,234
Dividend tax reclaim
 receivables............          580          2,639           --           --
Prepaid insurance
 expense................        2,526            937        1,409        2,503
                          -----------    -----------  -----------  -----------
 Total Assets...........    5,027,031      1,854,877    2,996,859    7,668,753
                          -----------    -----------  -----------  -----------
LIABILITIES:
Payable for investments
 purchased..............           --         35,681           --           --
Advisory fee payable....           --            390          627       26,004
Trustees' fees payable..        3,833          1,366        2,163        3,976
Payable to custodian....       65,939          7,921        7,154        3,777
Payable for shares
 repurchased............        1,575            209          386        3,579
Payable for variation
 margin.................           --             --        4,550           --
Accrued expenses and
 other payables.........       41,028         31,840       24,160       43,019
                          -----------    -----------  -----------  -----------
 Total Liabilities......      112,375         77,407       39,040       80,355
                          -----------    -----------  -----------  -----------
NET ASSETS..............  $ 4,914,656    $ 1,777,470  $ 2,957,819  $ 7,588,398
                          ===========    ===========  ===========  ===========
NET ASSETS consist of:
Paid-in capital.........  $ 5,757,652    $ 1,484,166  $ 3,047,560  $ 7,509,859
Undistributed
 (distribution in excess
 of) net investment
 income (loss)..........         (292)        (1,725)      13,816           --
Accumulated
 (distribution in excess
 of) net realized gain
 (loss) on investments
 sold, futures
 contracts, forward
 foreign currency
 contracts and foreign
 currency transactions..     (123,620)       450,134       57,791      278,332
Net unrealized
 depreciation of
 investments, assets and
 liabilities in foreign
 currency and futures
 contracts..............     (719,084)      (155,105)    (161,348)    (199,793)
                          -----------    -----------  -----------  -----------
TOTAL NET ASSETS........  $ 4,914,656    $ 1,777,470  $ 2,957,819  $ 7,588,398
                          ===========    ===========  ===========  ===========
Shares of beneficial
interest outstanding
(unlimited
authorization, par value
of $0.001 per share)....      486,496        158,758      254,153      624,241
NET ASSET VALUE,
Offering and redemption
price per share (Net
Assets/Shares
Outstanding)............  $     10.10    $     11.20  $     11.64  $     12.16
                          ===========    ===========  ===========  ===========

---------------------------------
*   Cost $132,536 for International Growth Portfolio.

                       See Notes to Financial Statements.
--------------------------------------------

                               The Fulcrum Trust

        STATEMENTS OF OPERATIONS . For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

                               Global
                            Interactive/  International
                              Telecomm       Growth       Growth       Value
                             Portfolio      Portfolio   Portfolio    Portfolio
--------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest.................  $     18,089   $    5,752   $   23,716  $     9,559
 Dividends................        66,319       55,102       43,304      113,007
 Less net foreign taxes
  withheld................        (2,333)      (5,630)         (31)          --
                            ------------   ----------   ----------  -----------
 Total investment income..        82,075       55,224       66,989      122,566
                            ------------   ----------   ----------  -----------
EXPENSES
 Investment advisory
  fees....................       187,195       99,965        5,603      203,919
 Custodian and Fund
  accounting fees.........        53,264       57,554       60,808       52,004
 Legal fees...............        18,249          865        5,285        8,422
 Audit fees...............        32,751       14,593       15,354       28,712
 Trustees' fees...........         8,138        7,404        3,945        7,359
 Reports to shareholders..        12,573       11,668       10,111       12,976
 Amortization of
  organization costs......           533          534          534          534
 Insurance................         4,952        2,905        3,597        5,068
 Miscellaneous............            63           65           65           65
                            ------------   ----------   ----------  -----------
 Total expenses before
  reimbursements..........       317,718      195,553      105,302      319,059
 Less expense
  reimbursements..........       (16,847)     (55,209)     (52,129)     (20,114)
                            ------------   ----------   ----------  -----------
 Total expenses net of
  expense reimbursements..       300,871      140,344       53,173      298,945
                            ------------   ----------   ----------  -----------
NET INVESTMENT INCOME
 (LOSS)...................      (218,796)     (85,120)      13,816     (176,379)
                            ------------   ----------   ----------  -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain on
  investments sold........     1,890,717      542,977      146,736    2,370,667
 Net realized loss on
  futures contracts.......            --           --      (10,377)          --
 Net realized loss on
  foreign currency
  transactions............          (356)      (9,307)          --           --
 Net change in unrealized
  depreciation of
  investments and futures
  contracts...............    (3,821,764)    (486,413)    (568,725)    (192,492)
 Net change in unrealized
  appreciation
  (depreciation) of assets
  and liabilities in
  foreign currency........            19         (275)          --           --
 Net change in unrealized
  appreciation
  (depreciation) of
  foreign forward currency
  contracts...............            --         (766)          --           --
                            ------------   ----------   ----------  -----------
NET GAIN (LOSS) ON
 INVESTMENTS..............    (1,931,384)      46,216     (432,366)   2,178,175
                            ------------   ----------   ----------  -----------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS...............  $ (2,150,180)  $  (38,904)  $ (418,550) $ 2,001,796
                            ============   ==========   ==========  ===========

                       See Notes to Financial Statements.
            ------------------------------------------------------

                               The Fulcrum Trust

                      STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------
                         Global Interactive/      International Growth
                         Telecomm Portfolio             Portfolio             Growth Portfolio           Value Portfolio
------------------------------------------------------------------------------------------------------------------------------
                             Years Ended               Years Ended               Years Ended               Years Ended
                            December 31,              December 31,              December 31,              December 31,
                          2000         1999         2000         1999         2000         1999         2000         1999
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS at
 beginning of year...  $ 8,781,782  $ 5,433,249  $ 2,937,386  $ 2,664,454  $ 4,703,077  $ 4,671,295  $ 7,872,687  $ 8,988,926
                       -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease)
 in net assets
 resulting from
 operations:
 Net investment
  income (loss)......     (218,796)    (210,192)     (85,120)     (12,118)      13,816       10,277     (176,379)       3,917
 Net realized gain on
  investments sold
  and foreign
  currency
  transactions.......    1,890,361    1,389,421      533,670      323,719      136,359      926,058    2,370,667    1,145,729
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments and
  assets and
  liabilities in
  foreign currency...   (3,821,745)   2,112,984     (487,454)     582,457     (568,725)     (56,459)    (192,492)    (545,444)
                       -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
 Net increase
  (decrease) in net
  assets resulting
  from operations....   (2,150,180)   3,292,213      (38,904)     894,058     (418,550)     879,876    2,001,796      604,202
                       -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Distributions to
 shareholders from:
 Net investment
  income.............           --       (1,612)          --      (13,007)     (10,277)          --           --       (5,859)
 Net realized gain on
  investments........   (1,906,969)  (1,071,940)     (31,347)          --     (405,841)          --   (2,069,694)    (926,098)
                       -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
  Total
   distributions.....   (1,906,969)  (1,073,552)     (31,347)     (13,007)    (416,118)          --   (2,069,694)    (931,957)
                       -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Capital share
 transactions:
 Net proceeds from
  sales of shares....    1,598,129    3,892,877      596,555      575,704      452,181    1,324,267      389,457    1,532,025
 Issued to
  shareholders in
  reinvestment of
  distributions......    1,906,969    1,073,552       31,347       13,007      416,118           --    2,069,694      931,957
 Cost of shares
  repurchased........   (3,315,075)  (3,836,557)  (1,717,567)  (1,196,830)  (1,778,889)  (2,172,361)  (2,675,542)  (3,252,466)
                       -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
  Net increase
   (decrease) from
   capital share
   transactions......      190,023    1,129,872   (1,089,665)    (608,119)    (910,590)    (848,094)    (216,391)    (788,484)
                       -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
  Total increase
   (decrease) in net
   assets............   (3,867,126)   3,348,533   (1,159,916)     272,932   (1,745,258)      31,782     (284,289)  (1,116,239)
                       -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS at end of
 year................  $ 4,914,656  $ 8,781,782  $ 1,777,470  $ 2,937,386  $ 2,957,819  $ 4,703,077  $ 7,588,398  $ 7,872,687
                       ===========  ===========  ===========  ===========  ===========  ===========  ===========  ===========
Undistributed
 (distribution in
 excess of) net
 investment income
 (loss)..............  $      (292) $        (2) $    (1,725) $        83  $    13,816  $    10,277  $        --  $        --
                       ===========  ===========  ===========  ===========  ===========  ===========  ===========  ===========
OTHER INFORMATION:
Share transactions:
 Sold................       74,955      202,391       43,473       57,913       33,282      102,674       28,666      110,731
 Issued to
  shareholders in
  reinvestment of
  distributions......      182,585       50,760        2,250        1,240       33,104           --      167,469       73,447
 Repurchased.........     (172,357)    (194,425)    (127,332)    (116,733)    (138,420)    (165,339)    (184,661)    (236,397)
                       -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
  Net increase
   (decrease) in
   shares
   outstanding.......       85,183       58,726      (81,609)     (57,580)     (72,034)     (62,665)      11,474      (52,219)
                       ===========  ===========  ===========  ===========  ===========  ===========  ===========  ===========

                       See Notes to Financial Statements.
--------------------------------------------

                               The Fulcrum Trust

     FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                               Income from Investment Operations                         Less Distributions
                        ------------------------------------------------- ----------------------------------------------------
                        Net Asset     Net      Net Realized               Dividends      Distributions
                          Value   Investment  and Unrealized   Total from  from Net        from Net
      Year Ended        Beginning   Income    Gain (Loss) on   Investment Investment       Realized    Return of     Total
     December 31,        of Year  (Loss)(/2/)  Investments     Operations   Income       Capital Gains  Capital  Distributions
     ------------       --------- ----------- --------------   ---------- ----------     ------------- --------- -------------
  Global Interactive/
        Telecomm
     Portfolio(/1/)
         2000            $21.88     $(0.45)       $(5.26)        $(5.71)    $   --          $(6.07)     $   --      $(6.07)
         1999             15.86      (0.52)         9.43           8.91         -- (/5/)     (2.89)         --       (2.89)
         1998(/3/)        13.32      (0.23)         4.26           4.03         --           (1.49)         --       (1.49)
         1997             10.00       0.08          3.95           4.03      (0.04)          (0.67)         --       (0.71)
         1996(/4/)        10.00      (0.75)         0.80           0.05         --              --       (0.05)      (0.05)
 International Growth
     Portfolio(/1/)
         2000            $12.22     $(0.54)       $(0.33)(/6/)   $(0.87)    $   --          $(0.15)     $   --      $(0.15)
         1999              8.94      (0.05)         3.37           3.32      (0.04)             --          --       (0.04)
         1998(/3/)         9.72       0.05         (0.83)         (0.78)        --              --          --          --
         1997             10.33       0.10         (0.63)         (0.53)     (0.05)          (0.03)         --       (0.08)
         1996(/4/)        10.00      (4.16)         4.67           0.51         --              --       (0.18)      (0.18)
 Growth Portfolio(/1/)
         2000            $14.42     $ 0.06        $(1.42)        $(1.36)    $(0.04)         $(1.38)     $   --      $(1.42)
         1999             12.01       0.03          2.38           2.41         --              --          --          --
         1998(/3/)        11.95      (0.05)         0.11           0.06         --              --          --          --
         1997             10.84      (0.02)         1.13           1.11         --              --          --          --
         1996(/4/)        10.00      (2.96)         3.80           0.84         --              --          --          --
 Value Portfolio(/1/)
         2000            $12.85     $(0.28)       $ 3.93         $ 3.65     $   --          $(4.34)     $   --      $(4.34)
         1999             13.52       0.01          1.07           1.08      (0.01)          (1.74)         --       (1.75)
         1998(/3/)        13.50         --          1.01           1.01         --           (0.99)         --       (0.99)
         1997             10.88       0.17          3.35           3.52      (0.09)          (0.81)         --       (0.90)
         1996(/4/)        10.00      (0.64)         2.15           1.51         --              --       (0.63)      (0.63)

------------------
*   Annualized
**  Not Annualized
(a) Including reimbursements and waivers of certain operating expenses.
(b) Excluding reimbursements and waivers of certain operating expenses.
(1) Value Portfolio, Growth Portfolio and Global Interactive/Telecomm Portfolio all commenced operations on February 1, 1996. International Growth Portfo-lio commenced operation on March 26, 1996.
(2) Net investment income (loss) per share before reimbursement of certain operating expenses by the investment advisers were $(0.48) in 2000, $(0.58) in 1999, $(0.50) in 1998, $(0.62) in 1997 and $(1.34) in 1996 for Global
    Interactive/Telecomm Portfolio; $(0.88) in 2000, $(0.40) in 1999, $(0.29)
    in 1998, $(0.45) in 1997, and $(7.56) in 1996 for International Growth Portfolio; $(0.14) in 2000, $(0.17) in 1999, $(0.52) in 1998, $(0.68) in
    1997, and $(5.61) in 1996 for Growth Portfolio; and $(0.31) in 2000,
    $(0.08) in 1999, $(0.22) in 1998, $(0.34) in 1997, and $(1.22) in 1996 for
    Value Portfolio.
(3) Total return measures the change in the value of an investment for the period indicated. For the year ended December 31, 1998, the total return includes capital infusions totaling $41,096. Absent the infusions, total returns for Global/Interactive Telecomm Portfolio, International Growth Portfolio, Growth Portfolio and Value Portfolio would have been 30.11%, (8.23)%, 0.33%, and 7.33%, respectively.
(4) For the period ended, December 31, 1996, the total return includes capital infusions totaling $228,823. Absent the infusions, total returns for Global Interactive/Telecomm Portfolio, International Growth Portfolio, Growth Portfolio, and Value Portfolio would have been (6.68)%, (46.50)%, (41.75)%, and 7.64%, respectively.
(5) Distribution is less than $0.005 per share.
(6) Amount shown does not correspond with the net realized and unrealized gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the fund's invest-ments.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               The Fulcrum Trust

--------------------------------------------------------------------------------

                                                Ratios/Supplemental Data
              -------------------------------------------------------------------------------------------------------
                                                            Ratios To Average Net Assets
                                                    -------------------------------------------------------
Net Increase  Net Asset                  Net Assets
 (Decrease)     Value                      End of   Net Investment                                          Portfolio
in Net Asset   End of        Total         Period    Income (Loss)        Operating Expenses     Management Turnover
   Value       Period   Return(/3/)(/4/)  (000's)     (a)        (b)        (a)         (b)         Fee       Rate
------------  --------- ---------------- ---------- -------    -------    ---------  ---------   ---------- ---------
  $(11.78)     $10.10        (26.42)%      $4,915     (2.89)%    (3.11)%      3.97%       4.19%     2.47%       76%
     6.02       21.88         56.89%        8,782     (2.95)%    (3.25)%      1.45%       4.22%     2.47%       45%
     2.54       15.86         30.27%        5,433     (2.06)%    (4.38)%      3.33%       5.65%     1.96%       65%
     3.32       13.32         40.24%        3,016      0.64%     (5.14)%      1.47%       7.26%     0.27%      114%
       --       10.00          0.49%**        594     (8.32)%*  (14.82)%*     9.83%*     16.45%*    0.80%*      71%**

  $ (1.02)     $11.20         (7.35)%      $1,777     (3.16)%    (5.21)%      5.21%       7.26%     3.71%       55%
     3.28       12.22         37.26%        2,937     (0.42)%    (2.97)%      1.50%       5.27%     1.21%       57%
    (0.78)       8.94         (8.02)%       2,664      0.55%     (3.06)%      1.53%       5.14%     0.05%       60%
    (0.61)       9.72         (5.25)%       3,207      0.97%     (4.36)%      1.78%       7.11%     0.58%       13%
     0.33       10.33          5.13%**         97    (56.37)%*  (92.05)%*    67.76%*    126.26%*    0.80%*     116%**

  $ (2.78)     $11.64        (10.17)%      $2,958      0.35%     (0.97)%      1.34%       2.66%     0.14%      248%
     2.41       14.42         20.07%        4,703      0.21%     (1.14)%      1.20%       2.91%     0.36%      351%
     0.06       12.01          0.50%        4,671     (0.39)%    (4.21)%      1.22%       5.04%     0.00%      573%
     1.11       11.95         10.24%        4,464     (0.16)%    (5.38)%      0.90%       6.12%     0.20%      209%
     0.84       10.84          8.40%**        148    (31.31)%*  (58.37)%*    34.15%*     63.54%*    0.80%*     580%**

  $ (0.69)     $12.16         28.67%       $7,588     (2.23)%    (2.48)%      3.78%       4.03%     2.58%       74%
    (0.67)      12.85          8.17%        7,873      0.05%     (0.52)%      1.20%       1.76%     0.00%       15%
     0.02       13.52          7.49%        8,989      0.01%     (1.88)%      1.41%       3.30%     0.30%       70%
     2.62       13.50         32.36%        6,585      1.30%     (2.60)%      0.84%       4.75%     0.14%      177%
     0.88       10.88         15.13%**        900     (6.55)%*  (12.40)%*     8.19%*     14.13%*    0.80%*      74%**

                       See Notes to Financial Statements.
--------------------------------------------

                               The Fulcrum Trust

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.ORGANIZATION

The Fulcrum Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company organized as a Massachusetts business trust. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts offered by insurance companies; (ii) certain qualified pen-sion and retirement plans, as permitted by Treasury Regulations; and (iii) life insurance companies and advisers to the Portfolios and their affiliates. The Trust is comprised of four portfolios: Global Interactive/Telecomm Portfolio, International Growth Portfolio, Growth Portfolio and Value Portfolio (collec-tively, the "Portfolios"). Effective July 1, 2000, shares of the Allmerica Investment Trust Select Investment Grade Income Fund were substituted at the separate account level for the shares of the Select Strategic Income Portfolio of the Trust and the Select Strategic Income Portfolio was subsequently dis-solved (see Note 8).

2.SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting princi-ples generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

Security Valuation: Equity securities which are traded on a recognized exchange are valued at the last quoted sales price available at the time of closing of the New York Stock Exchange or, if there were no sales that day, at the mean of the closing bid and asked price. Over-the-counter securities are valued at the last available price in the market prior to the time of valuation. Securities that are primarily traded on foreign exchanges generally are valued at the closing values of such securities on their respective exchanges. Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short term-investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transac-tions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are val-ued at prices obtained from independent brokers. Short-term investments that mature in 60 days or less are valued at amortized cost. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by management under the direction of the Board of Trustees. In determining fair value, management considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not neces-sarily represent an amount that might ultimately be realized, since such amounts depend on future market and economic developments. However, because of the inherent uncertainty of valuation, those estimated valued may differ sig-nificantly from the values that would have been used had a ready market for the investments existed, and the differences could be material to the investment.

At December 31, 2000, one equity security with a value of $74,184 or 2.51% of net assets of the Growth Portfolio was valued by management under the direction of the Board of Trustees.

Forward Foreign Currency Contracts: All Portfolios may enter into forward for-eign currency contracts whereby the Portfolios agree to exchange a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Receivables and payables of forward foreign cur-rency contracts are presented on a net basis in the Statements of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign cur-rency contracts having the same

                         ------------------------------------------------------

                               The Fulcrum Trust

--------------------------------------------------------------------------------

settlement date and broker are recognized on the date of offset, otherwise gains and losses are recognized on the settlement date.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolios, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Foreign Currency Translation: Investment valuations, other assets and liabili-ties denominated in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are translated into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Security Transactions and Investment Income: Security transactions are recorded as of trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income, including amorti-zation of premium and accretion of discount on securities, is accrued daily. Dividend income is recorded on the ex-dividend date, except that certain divi-dends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains, if any, for its fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income, capi-tal gains and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or pro-vided for in accordance with the applicable country's tax rules and rates.

Distributions to Shareholders: Dividends from net investment income and distri-butions of any net realized capital gains of each Portfolio are currently declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on ex-dividend date. Income and capital gain distributions are determined in accor-dance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses, includ-ing "Post-October Losses", foreign currency gains and losses, and losses deferred due to wash sales; and permanent differences due to differing treat-ments for paydown gains/losses on mortgage-backed securities, foreign currency transactions, market discount, and non-taxable dividends. Any taxable income or gain remaining at fiscal year end is distributed in the following year. Perma-nent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purposes of cal-culating net investment income per share in the Financial Highlights.

Futures Contracts: All Portfolios may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or the change in value of a specified financial index over a predetermined time peri-od. Cash or securities are deposited with the brokers in order to establish and maintain a position. Subsequent payments made or received by the Portfolio based on the daily change in the market value of the position are recorded as unrealized gain or loss until the contract is closed out, at which time the gain or loss is realized.

--------------------------------------------

                               The Fulcrum Trust

--------------------------------------------------------------------------------


Expenses: The Trust accounts separately for assets, liabilities and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

Cash Account: From time to time the Portfolios may leave cash overnight in their account. Investors Bank & Trust Company ("IBT") has been contracted on behalf of the Portfolios to sweep these moneys into a demand note account, which will pay interest equal to 75% of that days U.S. Treasury Bill rate back to the Portfolios. During the year ended December 31, 2000, interest in the amount of $17,892, $5,745, $20,029, and $9,539 was earned by Global
Interactive/Telecomm Portfolio, International Growth Portfolio, Growth Portfo-lio and Value Portfolio, respectively.

Repurchase Agreements: Each Portfolio may engage in repurchase agreement trans-actions with institutions that the Portfolio Manager has determined are credit-worthy pursuant to guidelines established by the Trust's Board of Trustees. Each Portfolio requires that the securities purchased in a repurchase agreement transaction be transferred to the Trust's Custodian in a manner that is intended to enable the Portfolio to obtain those securities in the event of a counterparty default. The Portfolio Manager monitors the value of the securi-ties, including accrued interest, daily to ensure that the value of the collat-eral equals or exceeds amounts due under the repurchase agreement. Repurchase agreement transactions involve certain risks in the event of default or insol-vency of the counterparty, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its right.

3.INVESTMENT MANAGEMENT, ADMINISTRATION AND OTHER TRANSACTIONS

Allmerica Financial Investment Management Service, Inc. ("AFIMS" or the "Manag-er") serves as overall Manager of the Trust. As Manager, AFIMS is responsible for general administration of the Trust as well as monitoring and evaluating the performance of the Portfolio Managers. AFIMS, a Massachusetts corporation, is registered with the Securities and Exchange Commission as an investment adviser. AFIMS is an indirect wholly-owned subsidiary of Allmerica Financial Corporation ("AFC").

The Portfolio Managers for the Portfolios are as follows: GAMCO Investors, Inc. ("GAMCO") serves as the Portfolio Manager of Global Interactive/Telecomm Port-folio and Value Portfolio; Bee & Associates, a division of Denver Investment Advisors LLC ("Bee"), serves as the Portfolio Manager of International Growth Portfolio; and Analytic Investors, Inc. ("Analytic") serves as the Portfolio Manager of Growth Portfolio.

At December 31, 2000, GAMCO has invested approximately $238,343 in Global Interactive/Telecomm Portfolio and $192,052 in Value Portfolio. During the year ended December 31, 2000, GAMCO purchased 8,793 shares with an aggregate value of $91,243 and 4,178 shares with an aggregate value of $51,510 of Global Interactive/Telecomm Portfolio and Value Portfolio, respectively.

IBT provides portfolio accounting and custody services to the Trust and receives fees and reimbursement of certain out-of-pocket expenses for its serv-ices from the Trust. AFIMS has entered into an Administrative Services Agree-ment with IBT, whereby IBT performs certain administrative services for the Portfolios and is entitled to receive an administrative fee and certain out-of-pocket expenses. AFIMS is solely responsible for the payment of the administra-tive fee to IBT. As part of the custody contract, the custodian bank has a lien on the securities of a Portfolio to cover any advances made by the custodian bank.

Global Interactive/Telecomm Portfolio and Value Portfolio placed a significant portion of their portfolio transactions through Gabelli & Company, Inc. and Instinet, affiliated entities of the Portfolio Manager, GAMCO Investors, Inc. Total brokerage commissions paid to Gabelli & Company, Inc., during the year ended December 31, 2000 amounted to $9,238 for Global Interactive/Telecomm Portfolio and $25,190 for Value Portfolio. Total brokerage commissions paid to Instinet during the year ended December 31, 2000 amounted to $1,076 for Global Interactive/Telecomm Portfolio and $1,120 for Value Portfolio.

                         ------------------------------------------------------

                               The Fulcrum Trust

--------------------------------------------------------------------------------


The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meeting of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

4.MANAGEMENT FEES

Each Portfolio pays a monthly advisory fee equal to a Basic Fee plus or minus an Incentive Fee. The Basic Fee is at an annual rate of 2.0% of average daily net assets. The Incentive Fee rate ranges from -2.0% to +2.0%, depending on a comparison of the Portfolio's performance and the performance of a selected benchmark index over the past 12 months. The monthly Basic and Incentive Fee is calculated by multiplying one-twelfth of the fee rates on an annual basis by the average daily net assets of the previous 12 months. The aggregate annual fee rates range from 0.0% to 4.0%. Each Portfolio Manager receives 80% of the fee, and AFIMS receives the remaining 20%.

If the absolute performance of a Portfolio is negative, the monthly advisory fee will be the lesser of the fee calculated as described above or an alterna-tive monthly advisory fee, which under certain circumstances results in the Portfolios paying either no advisory fee or a lower monthly advisory fee at the annual rate of 1.0% or at the annual rate of 2.0% of average daily net assets depending on a comparison of the Portfolio's negative performance and the per-formance of a selected benchmark over the past 12 months.

5.EXPENSE LIMITATIONS AND CONTINGENT REIMBURSEMENT OBLIGATIONS

AFIMS has agreed to limit certain operating expenses for the year ended Decem-ber 31, 2000 to the extent that each Portfolio's "other expenses" (i.e. exclud-ing management fees) exceed the following expense limitations (expressed as an annualized percentage of average daily net assets): Global Interactive/Telecomm Portfolio, 1.50%; International Growth Portfolio, 1.50%; Growth Portfolio, 1.20%; and Value Portfolio, 1.20%. At December 31, 2000, the aggregate amount of 2000 expenses reimbursed subject to repayment were as follows: Global Interactive/Telecomm Portfolio, $16,847; International Growth Portfolio, $55,209; Growth Portfolio, $52,129; and Value Portfolio, $20,114. The aggregate amount of 1999 expenses reimbursed subject to repayment were as follows: Global Interactive/Telecomm Portfolio, $21,353; International Growth Portfolio, $73,873; Growth Portfolio, $66,781; and Value Portfolio, $47,639.

The Portfolios are required to repay all or a portion of any reimbursement of expenses received under these arrangements provided that average net assets have grown or expenses have declined sufficiently to allow repayment without causing the Portfolio's ratio of other expenses to average daily net assets to exceed the applicable other expense limitation rates in effect at the time the expense limitation was calculated as specified above. The Portfolio's reim-bursement liability for 1998 expense limitations expired on December 31, 2000. The Portfolios' reimbursement liability for 1999 and 2000 expense limitations will cease two years after each respective calendar year.

6.SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, with a par value of $0.001 per share.

7.FOREIGN SECURITIES

All Portfolios may purchase securities of foreign issuers. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

--------------------------------------------

                               The Fulcrum Trust

--------------------------------------------------------------------------------


8.PLAN OF SUBSTITUTION

An order has been issued by the Securities and Exchange Commission ("SEC") approving the substitution at the separate account level of shares of the Allmerica Investment Trust Select Investment Grade Income Fund ("SIGIF") for all of the shares of the Allmerica Investment Trust Select Income Fund ("SIF"), funds also managed by AFIMS, and all of the shares of Strategic Income Portfo-lio ("SIP"). To the extent required by law, approvals of the substitutions were also obtained from state insurance regulators in certain jurisdictions. The effect of the substitutions was to replace SIF shares and SIP shares with SIGIF shares. The substitutions were effective on July 1, 2000.

On July 1, 2000, SIGIF shares were substituted for all of the shares of SIF and all of the shares of SIP. The substitutions were accomplished by an exchange of 174,686,958 shares of SIGIF for the 191,246,857 shares then outstanding (each valued at $0.951) of SIF and for the 134,606 shares then outstanding (each val-ued at $9.52) of SIP. The substitutions qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Portfo-lios or the separate account level of shares. SIF's net assets and SIP's net assets, including $4,795,620 and $46,607, respectively, of unrealized deprecia-tion, were combined with SIGIF for total net assets after the substitutions of $425,857,321.

                         ------------------------------------------------------

                               The Fulcrum Trust

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of The Fulcrum Trust

In our opinion, the accompanying statements of assets and liabilities, includ-ing the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Global Interactive/Telecomm Portfolio, The International Growth Portfolio, The Growth Portfolio, and The Value Portfolio, (constituting The Fulcrum Trust, hereafter referred to as the "Trust") at December 31, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for the peri-ods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial high-lights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by man-agement, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2001

--------------------------------------------

                               The Fulcrum Trust

                               OTHER INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER VOTING RESULTS: (UNAUDITED)

A special meeting of the Trust's shareholders was held on August 18, 2000 at which shareholders approved one proposal. The voting results were as follows:

International Growth Portfolio

To approve a new Portfolio manager Agreement, pursuant to which Bee & Associ-ates, a division of Denver Investment Advisors, LLC, would continue to serve as Portfolio Manager for the International Growth Portfolio.

                           Shares   Shares    Shares
                             For    Against Abstaining  Total
---------------------------------------------------------------
Number of Votes Cast:      193,777    757     12,615   207,149
Percentage of Votes Cast:    93.54%  0.37%      6.09%   100.00%

A special meeting of the Trust's shareholders was held on January 8, 2001 at which shareholders approved one proposal. The voting results were as follows:

Growth Portfolio

To approve a new Portfolio manager Agreement, pursuant to which Analytic Investors, Inc., a division of United Asset Management Corporation, a wholly-owned subsidiary division of Old Mutual plc, would continue to serve as Portfo-lio Manager for the Growth Portfolio.

                           Shares   Shares    Shares
                             For    Against Abstaining  Total
---------------------------------------------------------------
Number of Votes Cast:      285,018      0     11,934   296,952
Percentage of Votes Cast:    95.98%  0.00%      4.02%   100.00%

                         ------------------------------------------------------

                               The Fulcrum Trust

                             REGULATORY DISCLOSURES
--------------------------------------------------------------------------------

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an invest-or's shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios and are not autho-rized for distribution to prospective investors in The Fulcrum FundSM Variable Annuity of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for The Fulcrum FundSM Variable Annuity of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company, and The Fulcrum Trust, which include important information related to charges and expenses.

                                 CLIENT NOTICES
--------------------------------------------------------------------------------

This annual report includes financial statements for The Fulcrum Trust. It does not include financial statements for the separate accounts that correspond to the Fulcrum FundSM Variable Annuity contracts. Separate account financial statements are not provided.

                         ------------------------------------------------------

                              [LOGO OF ALLMERICA]


                        THE ALLMERICA FINANCIAL COMPANIES
                        ---------------------------------
First Allmerica Financial Life Insurance Company . Allmerica Financial Life Insurance and Annuity Company (all states except NY) Allmerica Trust Company, N.A. . Allmerica Investments, Inc. . Allmerica Investment Management Company, Inc. . Financial Profiles, Inc. The Hanover Insurance Company . AMGRO, Inc. . Allmerica Financial Alliance Insurance Company . Allmerica Asset Management, Inc. Allmerica Financial Benefit Insurance Company . Citizens Insurance Company of America . Citizens Management Inc.

              440 Lincoln Street, Worcester, Massachusetts 01653